Document and Entity Information	9 Months Ended
Mar. 31, 2012
Document Information [Line Items]
Document Type	S-1
Pre-effective amendment number	1
Amendment Flag	false
Document Period End Date	Mar 31, 2012
Trading Symbol	LYRI
Entity Registrant Name	LYRIS, INC.
Entity Central Index Key	0001166220
Entity Filer Category	Smaller Reporting Company

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2010
Current assets:
Cash and cash equivalents	$ 1,401	$ 244	$ 492
Accounts receivable, less allowances of $768, $936 and $1,248, respectively	5,139	6,328	7,173
Prepaid expenses and other current assets	784	842	965
Deferred income taxes	943	882	750
Deferred financing fees		10	23
Total current assets	8,267	8,306	9,403
Property and equipment, net	6,065	3,139	3,738
Intangible assets, net	5,343	6,701	7,635
Goodwill	9,791	18,791	18,707
Other long-term assets	851	899	352
TOTAL ASSETS	30,317	37,836	39,835
Current liabilities:
Accounts payable and accrued expenses	4,155	4,628	3,593
Revolving lines of credit	4,714	3,285
Capital lease obligations - short-term	593	192	138
Income taxes payable	220	231	47
Deferred revenue	3,833	4,388	4,274
Total current liabilities	13,515	12,724	8,052
Other long-term liabilities	218	541	835
Capital lease obligations - long-term	735	165	223
TOTAL LIABILITIES	14,468	13,430	9,110
Commitments and contingencies (Note 15)
Stockholders' equity:
Preferred stock, $0.01 par value per share, 4,000 shares authorized, no shares issued and outstanding
Common stock, $0.01 par value; authorized 40,000 shares; 8,094 issued and outstanding shares at June 30, 2010 and 2011, 9,411 issued and outstanding at March 31, 2012	1,414	1,214	1,214
Additional paid-in capital	267,246	265,075	264,222
Accumulated deficit	(252,715)	(241,814)	(234,841)
Treasury stock, at cost 0 and 11 shares held at June 30, 2010, 2011, and March 31, 2012 respectively	(56)	(56)
Accumulated other comprehensive income	141	159	130
Total stockholders' equity controlling interest	16,030	24,578	30,725
Total stockholders' equity non-controlling interest	(181)	(172)
Total stockholders' equity	15,849	24,406	30,725
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 30,317	$ 37,836	$ 39,835

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2010
Accounts receivable, allowances	$ 1,248	$ 936	$ 768
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, authorized	4,000	4,000	4,000
Preferred stock, issued shares	0	0	0
Preferred stock, outstanding shares	0	0	0
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, authorized	40,000	40,000	40,000
Common stock, issued shares	9,411	8,094	8,094
Common stock, outstanding shares	9,411	8,094	8,094
Treasury stock, shares	11	11

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	9 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010
Revenues:
Subscription revenue	$ 21,965	$ 23,218	$ 30,434	$ 33,883
Support and maintenance revenue	2,829	2,748	3,649	4,185
Professional services revenue	3,344	3,209	4,150	3,491
Software revenue	1,354	1,368	1,892	2,687
Total revenues	29,492	30,543	40,125	44,246
Cost of revenues:
Subscription, software and other services	10,145	14,347	19,890	18,880
Amortization of developed technology	596	664	815	1,752
Total cost of revenues	10,741	15,011	20,705	20,632
Gross profit	18,751	15,532	19,420	23,614
Operating expenses:
Sales and marketing	7,024	10,485	14,584	13,484
General and administrative	6,817	6,362	8,233	6,921
Research and development	4,784	1,765	2,032	3,246
Amortization of customer relationships and trade names	1,287	1,192	1,449	1,999
Impairment of goodwill	9,000
Impairment of capitalized software	385		408
Total operating expenses	29,297	19,804	26,706	25,650
Loss from operations	(10,546)	(4,272)	(7,286)	(2,036)
Interest income	11	12	16	1
Interest expense	(296)	(57)	(94)	(268)
Other income (expense)	(18)	(66)	228	41
Loss on debt extinguishment				(5)
Loss before income tax provision and non-controlling interest	(10,849)	(4,383)	(7,136)	(2,267)
Income tax provision (benefit)	61	(54)	(161)	474
Net loss	(10,910)	(4,329)	(6,975)	(2,741)
Less: Net loss attributable to non-controlling interest	(9)		(2)
Net loss attributable to Lyris, Inc.	$ (10,901)	$ (4,329)	$ (6,973)	$ (2,741)
Basic and diluted:
Net loss per share	$ (1.25)	$ (0.54)	$ (0.86)	$ (0.39)
Weighted average shares used in calculating net loss per common share	8,742	8,087	8,084	7,097

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS (USD $) In Thousands, except Share data, unless otherwise specified	Total	Common Stock	Additional Paid-In Capital	(Accumulated Deficit)	Treasury Stock	Accumulated Other Comprehensive Income	Total Stockholders' Equity Controlling Interest	Total Stockholders' Deficit Non-controlling Interest	Comprehensive Income
Balances at Jun. 30, 2009	$ 27,014	$ 1,032	$ 257,959	$ (232,100)		$ 123	$ 27,014
Balances (in shares) at Jun. 30, 2009		6,881,459
Stockholders' Equity
Common stock sale	6,000	182	5,818				6,000
Common stock sale (in shares)		1,212,121
Stock-based compensation	445		445				445
Comprehensive loss, net of tax:
Cumulative translation adjustment	7					7	7		7
Net loss	(2,741)			(2,741)			(2,741)		(2,741)
Total comprehensive loss	(2,734)						(2,734)		(2,734)
Balances at Jun. 30, 2010	30,725	1,214	264,222	(234,841)		130	30,725
Balances (in shares) at Jun. 30, 2010		8,093,580
Stockholders' Equity
Stock-based compensation	853		853				853
Purchase of treasury shares	(56)				(56)		(56)
Purchase of treasury shares (in shares)					11,333
Non-controlling Interest	(170)							(170)
Comprehensive loss, net of tax:
Cumulative translation adjustment	29					29	29		29
Net loss	(6,975)			(6,973)			(6,973)	(2)	(6,975)
Total comprehensive loss	(6,946)						(6,944)	(2)	(6,946)
Balances at Jun. 30, 2011	24,406	1,214	265,075	(241,814)	(56)	159	24,578	(172)
Balances (in shares) at Jun. 30, 2011		8,093,580			11,333
Stockholders' Equity
Common stock sale	1,901	200	1,701				1,901
Common stock sale (in shares)		1,317,503
Stock-based compensation	470		470				470
Comprehensive loss, net of tax:
Cumulative translation adjustment	(18)					(18)	(18)		(18)
Net loss	(10,910)			(10,901)			(10,901)	(9)	(10,910)
Total comprehensive loss	(10,928)						(10,919)	(9)	(10,928)
Balances at Mar. 31, 2012	$ 15,849	$ 1,414	$ 267,246	$ (252,715)	$ (56)	$ 141	$ 16,030	$ (181)
Balances (in shares) at Mar. 31, 2012		9,411,083			11,333

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010
Cash Flows from Operating Activities:
Net loss	$ (10,910)	$ (4,329)	$ (6,975)	$ (2,741)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Gain on equity interest in Cogent			(190)
Equity in earnings of unconsolidated affiliates			71
Stock-based compensation expense	470	643	853	445
Depreciation	917	813	1,563	1,085
Amortization and impairments of intangible assets	1,358	1,522	1,803	3,638
Impairment of goodwill	9,000
Amortization of capitalized development cost	524	334	260	113
Impairment of capitalized development cost	385		202
Provision for bad debt	842	941	654	1,219
Deferred income tax benefit	(61)	(51)	(132)	(36)
Gain on debt restructuring				(5)
Prepaid income tax	(1)
Loss on sale of assets	17
Changes in assets and liabilities:
Accounts receivable	382	1,115	244	(1,934)
Prepaid expenses and other assets	81	(54)	309	217
Accounts payable and accrued expenses	(788)	(146)	784	625
Deferred revenue	(555)	(687)	(138)	270
Income taxes payable	(6)	(6)	163
Net cash provided by (used in) operating activities	1,655	95	(529)	2,896
Cash Flows from Investing Activities:
Business acquisition, net of cash acquired			(440)
Purchases of property and equipment	(505)	(421)	(730)	(685)
Capitalized software expenditures	(2,941)	(749)	(600)	(1,294)
Payments for (proceeds from) equity investments	8	(685)	(750)	(275)
Net cash used in investing activities	(3,438)	(1,855)	(2,520)	(2,254)
Cash Flows from Financing Activities:
Proceeds from stock issuance	1,901			6,000
Purchases of treasury stock		(56)	(56)
Financing fees				(25)
Proceeds from debt and credit arrangements	19,043	13,915	20,541	8,418
Payments of debt and credit arrangements	(17,615)	(12,136)	(17,257)	(15,076)
Payments under capital lease obligations	(360)	(122)	(189)	(64)
Non-controlling Interest	(9)		(172)
Net cash provided by (used in) financing activities	2,960	1,601	2,867	(747)
Net effect of exchange rate changes on cash and cash equivalents	(20)	47	(66)	(22)
Net increase (decrease) in cash and cash equivalents	1,157	(112)	(248)	(127)
Cash and cash equivalents, beginning of period	244	492	492	619
Cash and cash equivalents, end of period	1,401	380	244	492
Supplemental cash flow information:
Cash paid for interest	296	57	94	210
Cash paid for taxes		128	128	442
Supplemental disclosure of non-cash transactions:
Property and equipment acquired under capital lease	$ 1,317	$ 144	$ 144	$ 425

Overview and Basis of Presentation	9 Months Ended
Mar. 31, 2012
Overview and Basis of Presentation
Overview and Basis of Presentation

1. Overview and Basis of Presentation

Overview

        Lyris, Inc. ("Lyris", "we", or "us") is a leading internet marketing technology company. Our Software-as-a-Service ("SaaS") or cloud-based online marketing solutions and services provide customers the ability to build, deliver and manage online, permission-based direct marketing programs and other communications to customers that use online and mobile channels to communicate to their respective customers and members. Our software products are offered to customers primarily on a subscription and license basis.

        We were incorporated under the laws of the state of Delaware as J.L. Halsey Corporation and changed our name to Lyris, Inc. in October 2007. We have principal offices in Emeryville, California and conducts our business worldwide, with wholly owned subsidiaries in Canada and the United Kingdom, and subsidiaries in Argentina and Australia. During the second quarter of fiscal 2011, we commenced operations in Latin America and during the fourth quarter of fiscal 2011, we commenced operations in Asia Pacific. Our foreign subsidiaries are generally engaged in providing sales, account management and support.

Basis of Presentation

        Unless otherwise noted, all amounts, excluding percentages, shares, and $ per share, are in thousands of dollars.

Reclassification and Reverse Stock Split

        Lyris has reclassified its previously issued Consolidated Statements of Operations for the nine months ended March 31, 2012, to reflect a change in the classification of expenses between cost of revenues and research and development. Because this is a change in the classification of expenses, our revenue, total expense, income (loss) from operations, net income (loss), or earnings (loss) per share will not be affected by the reclassification. All prior year amounts remain unchanged.

        Certain prior year revenue line items have been reordered to conform to the presentation as of and for the nine months ended March 31, 2012.

        All share and per share amounts have been restated to reflect our 15 to 1 reverse stock split, which took effect on March 12, 2012.

Fiscal Periods

        Our fiscal year ends on June 30. References to fiscal 2011, for example, refer to the fiscal year ended June 30, 2011.

Principles of Consolidation

        The consolidated financial statements include the accounts of Lyris and its wholly and majority owned subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

        In April 2010, we acquired interest in an Australian reseller, Cogent Online PTY Ltd ("Cogent") to assist us with our sales efforts and global expansion in Australia. During June 2011, we acquired new shares issued from Cogent and increased our ownership from 33.3 percent to 80 percent.

        As we do not have 100 percent ownership of Cogent, we recorded a non-controlling interest in the consolidated balance sheet for the non-controlling investors' interests in the net assets and operations of Cogent. Non-controlling interest of $0.2 million as of June 30, 2011, and March 31, 2012, is reflected in the consolidated statements of stockholders' equity and comprehensive income. See Note 3 "Acquisition" of the Notes to Consolidated Financial Statements.

Unaudited Interim Consolidated Financial Statements

        The accompanying consolidated balance sheet as of March 31, 2012, and the consolidated statements of operations, stockholders' equity and comprehensive loss, and cash flows for the nine months ended March 31, 2011 and 2012, are unaudited. In the opinion of management, such information includes all adjustments consisting of normal recurring adjustments necessary for a fair presentation of this interim information when read in conjunction with the audited consolidated financial statements, and notes hereto. Results for the nine months ended March 31, 2012 are not necessarily indicative of the results that may be expected for the year ending June 30, 2012, or any other period.

Summary of Significant Accounting Policies	9 Months Ended
Mar. 31, 2012
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Use of Estimates and Assumptions

        The preparation of financial statements in conformity with U.S. GAAP, for a fair presentation of the periods presented, requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and related disclosures at the date of the financial statements and the reported amounts of revenues, expenses and related disclosures during the reporting period. On an ongoing basis, management evaluates these estimates, judgments and assumptions, including those related to revenue recognition, stock-based compensation, goodwill, and acquired intangible assets, capitalization of software, allowances for bad debt and income taxes. We base these estimates on historical and anticipated results and trends and on various other assumptions we believe are reasonable under the circumstances, including assumptions as to future events. These estimates form the basis for making judgments about the carrying values of assets and liabilities and recorded revenue and expenses that are not readily apparent from other sources. Actual results could differ from those estimates, and such differences could affect the results of operations reported in future periods.

Foreign currency translation

        We record assets, liabilities and the results of our operations outside of the United States based on their functional currency. On consolidation, we translate all assets and liabilities using the exchange rates in effect as of the balance sheet date. We translate revenues and expenses using the monthly average exchange rates that were in effect during the period. We recognize the resulting adjustments as a separate component of equity in other comprehensive loss or gain. Foreign currency transaction gains and losses are included in income as incurred for that period.

        Our European, Canadian, Latin American and Australian subsidiaries represented approximately 8% of our consolidated total revenues and 7% of consolidated long-lived assets at June 30, 2011, and 16% of consolidated total revenues and 18% of consolidated long-lived assets at March 31, 2012. We will continue to manage our foreign currency exposure to mitigate, over time, a portion of the impact of exchange rate fluctuation on net income and earnings per share. The fluctuation in the exchange rates resulted in foreign currency translation gains (loss) reflected as a component of comprehensive loss in stockholders' equity of $7 thousand, $29 thousand and $(18) thousand at June 30, 2010 and 2011 and March 31, 2012, respectively.

Certain Risks and Uncertainties

        We operate in a highly competitive and dynamic market. Accordingly, there are factors that could adversely impact our current and future operations or financial results including, but not limited to, the following: our ability to obtain rights to or protect intellectual property; changes in regulations; our ability to develop new products accepted in the marketplace; future impairment charges; competition including, but not limited to, product pricing, product features and services; litigation or claims against Lyris; and the hiring, training and retention of key employees.

        Financial instruments that potentially subject us to a concentration of credit risk consist primarily of cash and trade receivables. We sell our products primarily to customers throughout the United States. We monitor the credit status of our customers on an ongoing basis and do not require our customers to provide collateral for purchases on credit. No sales to an individual customer accounted for more than 10% of revenue for the fiscal years ended June 30, 2010 and 2011, or the nine months ended March 31, 2011 and 2012. Moreover, there was no single customer or supplier that accounted for more than 10% of our accounts receivables for the same periods.

Segment Reporting

        We operate in one segment. See Note 16 "Segment Reporting" of the Notes to Consolidated Financial Statements.

Fair Value of Financial Instruments

        The carrying amounts of certain financial instruments, including cash, accounts receivable and accounts payable, and certain other accrued liabilities approximate their fair values, due to their short maturities. Based on borrowing rates currently available to us for loans with similar terms, the carrying amounts of capital lease obligations approximate their fair value. The revolving line of credit approximates fair value due to its market interest rate and short-term nature.

        Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability ("exit price") in an orderly transaction between market participants at the measurement date. The FASB has established a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

        The three levels of the fair value hierarchy under the guidance for fair value measurement are described below:

          Level 1:     Pricing inputs are based upon quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. As of March 31, 2012, we used Level 1 assumptions for our cash equivalents, which were $0.9 million at March 31, 2012. There are no cash equivalents as of June 30, 2010 and 2011. The valuations are based on quoted prices of the underlying money market funds that are readily and regularly available in an active market, and accordingly, a significant degree of judgment is not required.

          Level 2:     Pricing inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. As of June 30, 2011 and March 31, 2012, we did not have any Level 2 financial assets or liabilities.

          Level 3:     Pricing inputs are generally unobservable for the assets or liabilities and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require management's judgment or estimation of assumptions that market participants would use in pricing the assets or liabilities. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques. As of June 30, 2011 and March 31, 2012, we did not have any significant Level 3 financial assets or liabilities.

Cash and Cash Equivalents

        We consider all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents, primarily consisting of cash on deposit with banks and money market funds, are stated at cost, which approximates fair value. At certain times, we maintain cash balances with banks in excess of FDIC insured limits. We limit our credit risk by maintaining accounts with financial institutions of high credit standing.

Property and Equipment

        Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization is computed using the straight-line method over the shorter of the estimated useful lives of the assets, generally two years to seven years, or the lease term including any lease term extensions that we have the right and intention to execute, if applicable. Repair and maintenance costs are expensed in the period incurred.

        See Note 6 "Property and Equipment" of the Notes to Consolidated Financial Statements.

Revenue Recognition

        We recognize revenue from providing hosting and professional services and licensing our software products to our customers.

        We generally recognize revenue when all of the following conditions are satisfied: (1) there is persuasive evidence of an arrangement; (2) the service has been provided to the customer (for software licenses, revenue is recognized when the customer is given electronic access to the licensed software); (3) the amount of fees to be paid by the customer is fixed or determinable; and (4) the collection of fees is probable.

Subscription and Other Services Revenue

        We generate services revenue from several sources, including hosted software services bundled with technical support (maintenance) services and professional services. We recognize subscription revenue in two ways: (1) based on the subscription plan defined in the agreement with specified monthly volume, and (2) based on actual usages at rates specified in the agreement. Additionally, we invoice excess usage and recognize it as revenue when incurred.

        In October 2009, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update 2009-13, Multiple-Deliverable Revenue Arrangements a consensus of the of the FASB Emerging Issues Task Force ("ASU No. 2009-13") which amended the accounting standards for revenue recognition for multiple deliverable revenue arrangements to:

  •
  Provide updated guidance on how the deliverables of an arrangement should be separated and how the consideration should be allocated;

  •
  Eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method; and

  •
  Require an entity to allocate revenue to an arrangement using the estimated selling prices ("ESP") of deliverables if it does not have vendor-specific objective evidence ("VSOE") of fair value or third-party evidence ("TPE") of selling price.

        Valuation terms are defined as set forth below:

  •
  VSOE—the price at which the element is sold in a separate stand-alone transaction

  •
  TPE—evidence from Lyris or other companies of the value of a largely interchangeable element in a transaction

  •
  ESP—our best estimate of the selling price of an element in a transaction

        We adopted ASU No. 2009-13 for the fiscal year ended June 30, 2011 on a prospective basis for multiple-element arrangements that include subscription services bundled with technical support and professional services. The implementation resulted in an immaterial difference in revenue recognized and additional disclosures that are included below.

        We follow accounting guidance for revenue recognition of multiple-element arrangements to determine whether such arrangements contain more than one unit of accounting. Multiple-element arrangements require the delivery or performance of multiple products, services and/or rights to use assets. Although our professional services that are a part of multiple element arrangement have standalone value to the customer, such services could not be accounted as separate units of accounting under the previous guidance, as VSOE did not exist for the undelivered element. The VSOE for subscription services could not be established based on the historical pricing trends to date, which indicate that the price of the majority of standalone sales does not yet fall within a narrow range around the median price. Since our subscription services have standalone value as such services are often sold separately, but do not have VSOE, we use ESP to determine fair value for our subscription services when sold in a multiple-element arrangement and recognize revenue based on ASU No. 2009-13. For the fiscal year ended June 30, 2011 and the nine months ended March 31, 2012, TPE was concluded to be an impractical alternative due to differences in features and functionality of other companies' offerings and lack of access to the actual selling price of competitor standalone sales. If new subscription service products are acquired or developed that require significant professional services in order to deliver the subscription service and the subscription service and professional services cannot support standalone value, then such subscription services and professional services will be evaluated as one unit of accounting. We determined ESP of fair value for subscription services based on the following:

  •
  We have defined processes and controls to ensure our pricing integrity. Such controls include oversight by a cross-functional team and members of executive management. Significant factors considered when establishing pricing include market conditions, underlying costs, promotions and pricing history of similar services. Based on this information and actual pricing trends, management establishes or modifies the pricing.

  •
  We identified the population of transactions to serve as the basis for establishing ESP, including subscription services and professional services pricing history in transactions with multiple-element arrangements and those sold on a standalone basis.

  •
  We analyzed the population of items sold by stratifying the population by product type and level and considered several data points, such as (1) average price charged, (2) weighted average price to incorporate the frequency of each item sold at any given price, and (3) the median price charged. These three price points were then compared with the existing price list that is used as a point of reference to negotiate contracts and does not represent fair value. Additionally, we gathered and analyzed sales' team feedback gained from interaction with customers and similar activities. This feedback included consideration of current market trends for pricing charged by companies offering similar services, competitive advantage of the products we offer and recent economic pressures that have resulted in lower spending on marketing activities. ESP for each item in the population was established based on the factors noted above and was reviewed by management.

        For transactions entered into or materially modified after July 1, 2010, Lyris allocates consideration in multiple-element arrangements based on the relative selling prices. Revenue is then recognized as appropriate for each separate element based on its fair value. For the year ended June 30, 2011 and the nine months ended March 31, 2012, the impact on our revenue under the new accounting guidance as compared to the previous methodology resulted in an immaterial difference in revenue recognized as compared to that which would have previously been deferred and recognized ratably. The immaterial impact is primarily a result of the limited population of transactions subject to newly adopted guidance, as it includes only those arrangements entered into or materially modified after July 1, 2010. The accounting treatment for arrangements entered into prior to July 1, 2010 continues to follow legacy accounting rules and the revenue recognition method applied to certain types of arrangements has not changed upon adopting new guidance and does not affect the revenue recognized. The adoption of new guidance did not result in a material impact to the financial statements for fiscal 2011 or for the nine months ended March 31, 2012.

        However, new guidance may result in a material impact in the future, due to the change in other factors affecting the revenue recognition method, as the impact on the timing and pattern of revenue will vary depending on the nature and volume of new or materially modified contracts in any given period.We expect that the new accounting guidance will facilitate our efforts to optimize the sales and marketing of our offerings due to better alignment between the economics of an arrangement and the accounting for that arrangement. Such optimization may lead us to modify our pricing practices, which could result in changes in the relative selling prices of our elements, including both VSOE and ESP, and therefore change the allocation of the sales price between multiple elements within an arrangement. However, this will not change the total revenues recognized with respect to the arrangement.

        We defer technical support (maintenance) revenue, including revenue that is part of a multiple element arrangement, and recognizes it ratably over the term of the agreement, which is generally one year.

        For professional services sold separately from subscription services, we recognize professional service revenues as delivered. Expenses associated with delivering all professional services are recognized as incurred when the services are performed. Associated out-of-pocket travel costs and expenses related to the delivery of professional services are typically reimbursed by the customer and are accounted for as both revenue and expense in the period the cost is incurred.

        For multiple element arrangements entered into prior to July 1, 2010 that include both subscription and professional services and did not meet the reparability criteria under the previous guidance, we have accounted for as a single unit of accounting. Consistent with the revenue recognition method applied prior to the adoption of ASU No. 2009-13, revenue for these arrangements continues to be recognized ratably over the term of the related subscription arrangement. If the multi-element arrangement is materially modified, the transaction is evaluated in accordance with the new accounting guidance which will most likely result in any deferred services revenue being recognized at the time of the material modification.

Software Revenue

        We enter into certain revenue arrangements for which it is obligated to deliver multiple products and/or services (multiple elements). For these arrangements, which generally include software products, technical (maintenance) support and professional services, we allocate and defer revenue for the undelivered elements based on their VSOE. We allocate total earned revenue under the agreement among the various elements based on their relative fair value. VSOE exists for all elements of multiple element arrangements. In the event that VSOE cannot be established for one of the elements of multiple element arrangement, we will apply the residual method to determine how much revenue for the delivered elements (software licenses) can be recognized upon delivery by assigning VSOE to other elements in multiple element arrangements.

        We determine VSOE based on actual prices charged for standalone sales of maintenance. To accomplish this, we track sales for the maintenance product when sold on a standalone basis for a one year term and compares to sales of the associated licensed software product.

        We perform a quarterly analysis of the actual sales for standalone maintenance and licensed software to establish the percentage of sales relationships for each level of maintenance and licensed software. The result of this analysis has historically been a tight range of percentage of sales relationships centered on a mid-point. Renewal rates, expressed as a consistent percentage of the license fee at each level, represent VSOE of fair value for the maintenance element of the arrangements.

        We recognize revenue from our professional services as rendered. VSOE for professional services is based on the use of a consistent rate per hour when similar services are sold separately on a time-and-material basis. In cases where VSOE has not been established, we defer the full value of the arrangement and recognizes it ratably over the term of the agreement.

Deferred Revenue

        Deferred revenue represents customer billings made in advance for annual support or hosting contracts, professional consulting services to be delivered in the future and bulk purchases of emails to be delivered in the future. We typically bill maintenance on a per annum basis in advance for software and recognizes the revenue ratably over the maintenance period. Some hosted contracts are prepaid monthly, quarterly or annually and recognized monthly after the service has been provided. Bulk purchases are typically billed in advance, ranging from monthly to annually and we recognize revenue in the periods in which emails are delivered.

Advertising Costs

        Advertising costs are expensed as incurred or the first time the advertising takes place. Advertising costs were $5.1 million and $4.3 million for fiscal years 2010 and 2011, respectively. Advertising costs were $3.1 million and $1.5 million for the nine months ended March 31, 2011 and 2012, respectively.

Allowance for Doubtful Accounts

        We record accounts receivable at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts to reflect any loss anticipated on the accounts receivable balances and charged to the provision for doubtful accounts.

        We provide an allowance for doubtful accounts equal to the estimated uncollectible amounts. Our estimate is based on historical collection experience, changes in customer payment history and a review of the current status of accounts receivable. If any of these factors change, it is reasonably possible that the estimate of the allowance for doubtful accounts will change.

        The following is a summary of the activity in the allowance for doubtful accounts:

	Years Ended June 30,
			Nine Months Ended March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Beginning balance	$899	$768	$936
Charge to cost and expenses	1,219	654	842
Write-offs charge against allowance	(1,350)	(486)	(395)

Ending balance	$768	$936	$1,248

Loss Contingencies and Commitments

        We record estimated loss contingencies when information is available that indicates that it is probable that a material loss has been incurred or an asset has been impaired and the amount of the loss can be reasonably estimated. We disclose if the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, or if an exposure to loss exists in excess of the amount accrued. Loss contingencies considered remote are generally not disclosed unless they arise from guarantees, in which case the guarantees would be disclosed. Determining the likelihood of incurring a liability and estimating the amount of the liability involves an exercise of judgment. If the litigation results in an outcome that has greater adverse consequences than management currently expects, then we may have to record additional charges in the future. As of March 31, 2012, there were neither material changes to our commitments and obligations, nor were there any probable material losses incurred that could be reasonably estimated.

        Our commitments consist of obligations under operating leases for corporate office space and co-location facilities for data center capacity for research and test data centers. We also enter into contractual purchase obligations, capital leases and other agreements that are legally binding and specify certain minimum payment terms.

Goodwill, Long-lived Assets and Other Intangible Assets

        We classify our intangible assets into three categories: (1) intangible assets with definite lives subject to amortization; (2) intangible assets with indefinite lives not subject to amortization; and (3) goodwill.

        We evaluate our fixed assets and intangible assets with definite lives for impairment. If the carrying amount of an asset or asset group (in use or under development) is evaluated and found not to be recoverable (carrying amount exceeds the gross, undiscounted cash flows from use and disposition), then an impairment loss must be recognized. The impairment loss is measured as the excess of the carrying amount over the asset's or asset group's fair value. In addition, the potential impairment of finite life intangibles is assessed whenever events or a change in circumstances indicate the carrying value may not be recoverable.

        We test goodwill and our intangible assets with indefinite lives not subject to amortization annually on June 30th for impairment. In addition, we consider the following significant factors that could trigger an impairment review prior to annual testing:

  a.
  a significant underperformance relative to historical or expected projected future operating results;

  b.
  a significant changes in the manner of our use of the acquired assets or the strategy for our overall business;

  c.
  significant negative industry or economic trends;

  d.
  a significant decline in our stock price for a sustained period of time;

  e.
  a significant change in our market capitalization relative to net book value; and

  f.
  a significant adverse change in legal factors or in the business climate that could affect the value of the asset.

Impairment Testing

        If we determine that the carrying value of intangible assets, long-lived assets or goodwill may not be recoverable based upon the existence of one or more of the above indicators of impairment, it measures any potential impairment based on a projected discounted cash flow method using a discount rate determined by management to be commensurate with the risk inherent in our current business model. The fair values calculated in our impairment tests are determined using discounted cash flow models involving several assumptions. These assumptions include, but are not limited to, anticipated operating income growth rates, our long-term anticipated operating income growth rate and the discount rate (including a specific reporting unit risk premium). The assumptions that are used are based upon what we believe a hypothetical marketplace participant would use in estimating fair value. In developing these assumptions, we compare the resulting estimated enterprise value to our observable market enterprise value at the time the analysis is performed. See Notes 4 and 5 "Intangible Assets" and "Goodwill," respectively, of the Notes to Consolidated Financial Statements.

Capitalized Software Costs

Software licensing

        We expense internal costs incurred in researching and developing computer software products designed for sale or licensing until technological feasibility has been established for the product. Once technological feasibility is established, applicable development software costs are capitalized until the product is available for general release to customers. Judgment is required in determining when technological feasibility of a product is established. We determined that technological feasibility is established when we have completed all necessary planning and designing and after it has resolved all high-risk development issues through coding and testing. Moreover, these activities are necessary to establish that the product can meet our design specifications including functions, features and technical performance requirements. We discontinue capitalization when the product is available for general release to customers.

SaaS software costs

        We capitalize the direct costs associated with the software we develop for use in providing software-as-a-service to our customers during our application development stage. The types of activities performed during the application development stage create probable future economic benefits. Once the software is available for use in providing services to customers, we amortize the capitalized amount over three years with the amortization charged to cost of revenues. We expense activities performed during the preliminary project stage which are analogous to research and development activities. In addition, we expense the types of activities performed during the post-implementation / operation stage. These activities are likely to include release ready and release launch activities. See Note 6 "Property and Equipment" of the Notes to Consolidated Financial Statements.

Stock-Based Compensation

        We amortize stock-based compensation expense based upon the fair value of stock-based awards on a straight-line basis over the requisite vesting period as defined in the applicable plan documents. See Note 14 "Stock Compensation Plans" of the Notes to Consolidated Financial Statements.

Accounting for Income Taxes

        We account for income taxes in accordance with standards established by the FASB. We recognize deferred tax assets and liabilities for the future tax consequences of temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets, including tax loss and credit carry forwards and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the rate enactment date. Deferred income tax expense represents the change during the period in the deferred tax assets and deferred tax liabilities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on their characteristics.

        In accordance with FASB standards, we establish a valuation allowance if it believes that it is more likely than not that some or all of our deferred tax assets will not be realized. We do not recognize a tax benefit unless it determines that it is more likely than not that the benefit will be sustained upon external examination, an audit by taxing authority. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. See Note 10 "Income Taxes" of the Notes to Consolidated Financial Statements.

Acquisition

        Significant judgment is required to estimate the fair value of purchased assets and liabilities at the date of acquisition, including estimating future cash flows from the acquired business, determining appropriate discount rates, asset lives and other assumptions. Our process to determine the fair value of the non-compete agreements, customer relationships and developed technology includes the use of estimates including: the potential impact on operating results if the non-compete agreements were not in place; revenue estimates for customers acquired through the acquisition based on an assumed customer attrition rate; estimated costs to be incurred to purchase the capabilities gained through the developed technology model; and appropriate discount rates based on a particular business' weighted average cost of capital. Our estimates of an entity's growth and costs are based on historical data, various internal estimates and a variety of external sources and are developed as part of our planning process. See Note 3 "Acquisition" of the Notes to Consolidated Financial Statements.

Net Loss per Share

        Basic net income (loss) per share is computed by dividing net income by the weighted average number of common shares outstanding during the reporting period. Diluted net income (loss) per share is computed similarly to basic net income (loss) per share except that it includes the potential dilution that could occur if dilutive securities were exercised. See Note 12 "Net Loss per Share" of the Notes to Consolidated Financial Statements.

New Accounting Pronouncements

        In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"), which is intended to result in convergence between U.S. GAAP and International Financial Reporting Standards requirements for measurement of, and disclosures about, fair value. ASU 2011-04 clarifies or changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This pronouncement is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited for public companies. The new guidance will require prospective application. We will adopt this pronouncement in fiscal 2013, and does not expect our adoption to have a material effect on our financial position or results of operations.

        In June 2011, the FASB issued Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income ("ASU 2011-05"), which will require companies to present the components of net income and other comprehensive income either in a single continuous statement or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. The pronouncement does not change the current option for presenting components of other comprehensive income, gross, or net of the effect of income taxes, provided that such tax effects are presented in the statement in which other comprehensive income is presented or disclosed in the notes to the financial statements. Additionally, the pronouncement does not affect the calculation or reporting of earnings per share. The pronouncement also does not change the items which must be reported in other comprehensive income, how such items are measured or when they must be reclassified to net income. We have deferred implementing amendments to our presentation of our items of accumulated other comprehensive income in accordance with the recent Accounting Standards Update No. 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 ("ASU 2011-12"), which superseded certain pending paragraphs in ASU No. 2011-05, to effectively defer only those changes in ASU No. 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. We will adopt this pronouncement beginning of fiscal 2013.

        In September 2011, the FASB issued Accounting Standards Update No. 2011-08, Intangibles—Goodwill and Other (Topic 350) Testing Goodwill for Impairment ("ASU 2011-08"), which simplify how entities test goodwill for impairment. It provides an entity the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test for goodwill impairment. If an entity believes, as a result of our qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than our carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. The revised standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 with an option to early adopt. We early adopted this pronouncement in the first quarter of fiscal 2012 and it did not have a material impact on our statement of position or results of operations. In the second quarter of fiscal 2012, however, we had re-assessed certain qualitative factors and performed accordingly the current two-step process for goodwill impairment. As a result of this process, we determined a goodwill impairment of $9.0 million as of December 31, 2011. In the third quarter of fiscal 2012, we assessed qualitative factors and determined it was not necessary to perform the two-step test for goodwill impairment.

Acquisition	9 Months Ended
Mar. 31, 2012
Acquisition
Acquisition

3. Acquisition

        In April 2010, we acquired interest in an Australian reseller, Cogent Online PTY Ltd ("Cogent") to assist us with our sales efforts and global expansion in Australia. During June 2011, we acquired other shareholders' interest in Cogent for a total cash consideration of approximately $0.4 million and increased our ownership from 33.3 percent to 80 percent. Cogent is a privately held company, with our headquarters in Ultimo, Australia. Cogent was a marketing representative and reseller for us. We accounted for the initial investment with the equity method of accounting and changed to the consolidated method of accounting with the additional shares purchased. Additionally,we recorded a non-controlling interest in the consolidated statement of operations for the non-controlling investors' interests in the net assets and operations of Cogent. Non-controlling interest of $0.2 million and $0.2 million as of June 30, 2011 and March 31, 2012, respectively, is reflected in stockholders' equity. Additionally, we recorded goodwill of $0.1 million, intangibles of $0.9 million and net liabilities of $0.1 million associated with this transaction. Furthermore, we recorded a gain on the initial investment of $0.2 million and is reflected in other income in the Consolidated Statements of Operations. We incurred related expenses associated with this acquisition of $0.1 million. Subsequent to the acquisition, Cogent was renamed to Lyris APAC PTY Ltd.

Intangible Assets	9 Months Ended
Mar. 31, 2012
Intangible Assets
Intangible Assets

4. Intangible Assets

        The components of intangible assets consist of the following:

	As of June 30,
			As of March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Amortizable intangibles:
Customer relationships	$9,604	$10,518	$9,925
Developed technology	11,741	11,805	10,980
Trade names	2,178	2,203	1,889

	23,523	24,526	22,794
Less: accumulated amortization	(20,288)	(22,225)	(21,851)
Less: impairment and write-downs	—	—	—

	3,235	412	943
Non-amortizable intangibles:
Trade names	4,400	4,400	4,400

Total intangible assets, net of amortization	$7,635	$6,701	$5,343

        The activity for intangible assets for the fiscal years 2010 and 2011, and the nine months ended March 31, 2012, consisted of the following:

Amount
(in thousands)
Ending balance at July 1, 2009	$11,252
Amortization	(3,638)
Foreign currency translation adjustment	21

Ending balance at June 30, 2010	7,635
Customer relationships acquired from Cogent Acquisitions	850
Amortization	(1,803)
Foreign currency translation adjustment	19

Ending balance at June 30, 2011	6,701
Customer relationships acquired from Cogent Acquisitions	—
Amortization	(1,358)
Foreign currency translation adjustment	—

Ending balance at March 31, 2012 (unaudited)	$5,343

        We acquired customer relationships from the Cogent Acquisition of $0.9 million in fiscal 2011 and will amortize this over a six year period.

        For fiscal years 2010 and 2011 foreign currency translation adjustments were $21 thousand and $19 thousand, respectively. The change in net intangible assets is primarily a result of changes in the foreign currency exchange rate between the U.S. dollar and Canadian dollar.

        Total intangible asset amortization and impairment expense for fiscal years 2010 and 2011 were $3.6 million and $1.8 million. For fiscal years 2010 and 2011, total intangible asset amortization and impairment expense of developed technology classified as cost of revenue were $1.6 million and $0.9 million, respectively. As of June 30, 2010, accumulated amortization includes the $4.2 million impairment write-down recorded in fiscal 2009. Additionally, during fiscal 2010 and fiscal 2011, we eliminated approximately $1.7 million and $1.0 million, respectively, in fully amortized intangible assets from our net intangible assets.

        Customer relationship-based intangible assets have a remaining weighted average amortization period of 4.68 years and developed technology-based intangible assets have a remaining weighted average amortization period of 5.00 years.

        The estimated future amortization expense related to intangible assets, assuming no future impairment of the underlying assets as of March 31, 2012, is as follows:

Fiscal Year	Customer Relationships	Developed Technology	Trade Names	Total
	(in thousands)
2012 Remaining	$45	$8	$—	$53
2013	180	32	—	212
2014	180	32	—	212
2015	180	—	—	180
2016	156	—	—	156
2017 and beyond	130	—	—	130

Total estimated future amortization expense	$871	$72	$—	$943
Intangible asset with indefinite life	$—	$—	$4,400	$4,400

Total Intangible asset	$871	$72	$4,400	$5,343

Goodwill	9 Months Ended
Mar. 31, 2012
Goodwill
Goodwill

5. Goodwill

        Goodwill represents the excess of the purchase price over the fair value of net assets acquired in connection with our business combinations accounted for using the acquisition method of accounting.

        The following table outlines our goodwill, by acquisition:

	As of June 30,
			As of March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Lyris Technologies	$16,505	$16,505	$9,707
EmailLabs	2,202	2,202	—
Cogent	—	84	84

Total	$18,707	$18,791	$9,791

        We recorded goodwill of $0.1 million associated with the Cogent acquisition. See Note 3 "Acquisition" of the Notes to Consolidated Financial Statements. We had no goodwill activity in fiscal 2010.

Amount (in thousands)
Beginning balance at July 1, 2009	$18,707
Goodwill Impairment	—

Ending balance at June 30, 2010	$18,707
Goodwill	84
Goodwill Impairment	—

Ending balance at June 30, 2011	$18,791
Goodwill Impairment	(9,000)

Ending balance at March 31, 2012, unaudited	$9,791

        ASU No. 2011-08 "Intangibles—Goodwill and Other (Topic 350) Testing Goodwill for Impairment" provides an entity the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test for goodwill impairment. If an entity believes, as a result of our qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than our carrying amount, the quantitative two-step impairment test is required. Otherwise, no further testing is required. We operate as one reporting unit, and conducts a test for the impairment of goodwill on at least an annual basis. We adopted June 30th as the date of the annual impairment test, but will conduct the test at an earlier date if indicators of possible impairment arise.

        Lyris adopted ASU No. 2011-08 in the first quarter of fiscal 2012 and considered various events and circumstances such as macroeconomic conditions, industry and market considerations, overall financial performance, entity-specific events, and our share price relative to peers. During the first quarter of fiscal 2012, an overall market decline affected all companies across all industries, thus the decline in our stock price from $0.28 to $0.12 was considered temporary due to expectations for recovery in the market. However, in the second quarter of fiscal 2012, our assessment of relevant events and circumstances conducted on December 31, 2011, considered the stock price having remained flat at $0.11 as of December 31, 2011 in spite of an additional purchase of 19 million shares, having no positive market effect on stock price, we determined that it was more-likely-than-not that the fair value was less than the carrying amount. As a result, the two-step impairment test related to goodwill was performed during the second quarter of fiscal 2012.

        As part of performing the goodwill impairment test, we first assessed the value of long-lived assets, including tangible and intangible assets. Due to the lack of use and discontinuance of the Uptilt and Sparklist trade names, we recognized a full write-off of these assets of $0.8 million and $44 thousand, net of amortization, respectively, at December 31, 2011.

        In the first step of the impairment test, we compared the estimated fair value of Lyris to our carrying value utilizing both an income approach and a market approach considering guideline company market multiples. Since the carrying value exceeded fair value, this was an indicator of impairment, and proceeded to step two. Step two involved assigning the estimated fair value from step one to our identifiable assets, with any residual fair value assigned to goodwill. Based on the results of step two, we recorded a $9.0 million impairment loss in the second quarter of fiscal 2012; $6.8 million was for Lyris Technologies and $2.2 million for EmailLabs, respectively.

        The valuation approaches related to step one and step two considered a number of factors that included, but were not limited to, expected future cash flows, growth rates, discount rates, comparable multiples from publicly traded companies in the industry, technology lifecycles and growth rates, customer attrition, and required certain assumptions and estimates regarding industry, economic factors, and future profitability of business. The assumptions were based on reasonable market participant considerations and historical experience, which were inherently uncertain. We conduct a test for the impairment of goodwill on our reporting unit on at least an annual basis. We have one reporting unit, Lyris, Inc. we adopted June 30th as the date of the annual impairment test, but will conduct the test at an earlier date if indicators of possible impairment arise that would cause a triggering event. Due to the triggering event of the decline of our stock price from $5.1 as of the date of our annual impairment test at June 30, 2010, to lesser amounts at each quarter end in fiscal 2011, we tested the impairment of our goodwill during each quarter ended for fiscal 2011. The impairment test first compares the fair value of our reporting unit to our carrying amount, including goodwill, to assess whether impairment is present. The fair values calculated in our impairment test are determined using the weight of two methods: Public Company Market Multiple Method and the Income Approach.

        At June 30, 2011 we determined that the estimated fair value of our reporting unit was in excess of our carrying value. The carrying value of our reporting unit was approximately $28.1 million at June 30, 2011. The fair value of our reporting unit under the Public Company Market Multiple Method was approximately $39.7 million at June 30, 2011 based on a comparison of Lyris to other publicly traded companies within the same industry and market; and similar product lines, growth, margins and risk. Our comparison is based on published data regarding the public companies' stock price and earnings, sales and/or revenues. This method resulted in an excess of fair value under the Public Company Market Multiple Method over the carrying value of approximately $11.6 million or 41%.

        The fair value of Lyris's reporting unit under the Income Approach, specifically utilizing the Discounted Cash Flow Method, was approximately $35.2 million at June 30, 2011. This resulted in an excess of fair value under the Income Approach over the carrying value of approximately $7.1 million or 25%. The Discounted Cash Flow Method under the Income Approach utilized several assumptions and estimates. The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions. We base these estimates on historical and anticipated results and trends and on various other assumptions that we believe are reasonable under the circumstances, including assumptions as to future events. These estimates form the basis for making judgments about the carrying values of assets and liabilities and recorded revenue and expenses that are not readily apparent from other sources. Actual results could differ from those estimates and such differences could affect the results of operations reported in future periods. These assumptions and estimates include, but are not limited to, anticipated operating income growth rates, our long-term anticipated operating income growth rate, and the discount rate, including a specific reporting unit risk premium. The assumptions used are based upon what we believe a hypothetical marketplace participant would use in estimating fair value. Our accounting estimates and assumptions bear the risk of change due to the degree of uncertainty attached to the estimates and assumptions, or some estimates and assumptions may be difficult to measure or value. Accordingly, actual results could differ significantly from the estimates made by our management. For example, if our revenue projections, expected growth rate and economic upturn do not materialize, this will negatively affect our key assumptions.

        Based on our impairment test conducted at June 30, 2011, we concluded that there was no impairment of goodwill or intangible assets for fiscal 2011.

Property and Equipment	9 Months Ended
Mar. 31, 2012
Property and Equipment
Property and Equipment

6. Property and Equipment

        The components of property and equipment were as follows:

	As of June 30,
			As of March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Computers	$4,088	$4,745	$6,356
Furniture and fixtures	584	548	486
Leasehold improvements	253	263	201
Software	2,310	3,001	5,649
Other equipment	483	491	507

	7,718	9,048	13,199
Less: accumulated depreciation and amortization	(3,980)	(5,909)	(7,134)

Total	$3,738	$3,139	$6,065

        For fiscal years 2010 and 2011, we acquired $0.7 million and $0.7 million, respectively, of new property and equipment. Total depreciation expense related to property and equipment for fiscal years 2010 and 2011 was approximately $1.1 million and $1.6 million, respectively.

        For the nine months ended March 31, 2012, we acquired $1.8 million of new property and equipment, with total related depreciation of $0.9 million.

        For fiscal years 2010 and 2011, we entered into capital leases totaling approximately $0.4 million and $0.4 million, respectively, for computer equipment associated with our data centers. Accumulated depreciation related to property and equipment under capital leases total $38 thousand as of June 30, 2010 and $0.2 million as of June 30, 2011.

        During the fourth quarter of fiscal 2011, we changed our accounting estimate on the service lives of their computer and data processing equipment from five to three years based on industry standards and best practices, resulting in an additional depreciation expense of $0.4 million for fiscal 2011. Net loss increased by approximately $0.4 million for fiscal 2011.

        Also during fiscal 2011, we continued to capitalize hosting software costs. Total capitalized hosting software costs were approximately $1.3 million and $1.5 million during fiscal years 2010 and 2011, respectively. Capitalized hosting software costs primarily consist of employee-related costs. Total amortization related to capitalized hosting software costs in fiscal 2010 and fiscal 2011 was approximately $0.1 million and $0.5 million, respectively, in amortization expense being recorded as cost of revenue.

        During the fourth quarter of fiscal 2011, we fully impaired $0.4 million of internal-use hosting software developed for our EmailLabs application as it was deem to not provide substantive service potential. we started to capitalize this software in the fourth quarter of fiscal 2010 as it was probable that those expenditures will result in additional functionality to the EmailLabs application. Net loss increased by approximately $0.4 million for fiscal 2011.

Other Long-term Assets	9 Months Ended
Mar. 31, 2012
Other Long-term Assets
Other Long-term Assets

7. Other Long-term Assets

	As of June 30,		As of March 31
	2010	2011	2012
			(unaudited)
	(in thousands)
Other long-term assets	$352	$899	$851

        On July 23, 2010, we entered into a Strategic Partnership Agreement and a Stock Purchase Agreement (together, the "SiteWit Agreements") with SiteWit Corp. ("SiteWit"), a privately held company that provides an online marketing search engine to our customers. We invested in SiteWit to secure the right to use SiteWit's online marketing search engine technology, and to develop and market certain services related to SiteWit's product. Pursuant to the SiteWit Agreements, we had invested $0.8 million in SiteWit and owned less than 50% of SiteWit's outstanding stock.

        Due to a disagreement regarding the parties' respective rights and obligations under the SiteWit Agreements, the parties mutually agreed to terminate the SiteWit Agreements and release one another from all rights and obligations thereunder. Effective August 17, 2011, we entered into a Termination Agreement (the "Termination Agreement") with SiteWit.

        Pursuant to the Termination Agreement, we will make no further investments in SiteWit, our right to designate one of the members of SiteWit's board of directors was terminated, and we returned to SiteWit approximately 75% of the SiteWit shares that were issued to us pursuant to the SiteWit Agreements. For a period of 18 months commencing on August 17, 2011, our remaining SiteWit shares are subject to a right of repurchase by SiteWit or SiteWit's shareholders for the original aggregate purchase price, and under some circumstances we will have a one-time right to require SiteWit to repurchase all the remaining SiteWit shares that we hold. We plan on exercising this right when these circumstances occur.

        During the first quarter of fiscal 2012, Lyris changed our accounting method for our investment in SiteWit from the equity method to the cost method due to the decrease in ownership and loss of significant influence that resulted from the Termination Agreement. At March 31, 2012, we held SiteWit at our carrying value of $0.6 million. Periodically, we assess whether this investment has been other-than-temporarily impaired by considering factors such as trends and future prospects of the investee, ability to pay dividends annually, general market conditions, and other economic factors. When a decline in fair value is judged to be other than temporary, the cost basis of the security is written down to fair value as a new cost basis and the amount of the other than temporary impairment is included in earnings. During the third quarter of fiscal 2012, no significant changes that would have a material adverse effect on our investment arose and, thus, no other-than-temporary impairment was recorded for the nine months ended March 31, 2012.

        At June 30, 2011, $0.7 million was related to the SiteWit investment, $0.1 million were related to security deposits related to leased equipment entered in by Lyris, and $0.1 million was related to notes receivables acquired from the Cogent acquisition. Other assets at March 31, 2012 included $0.7 million related to the SiteWit investment, $0.1 million related to security deposits related to leases entered in by us, and $0.1 million related to notes receivables acquired from the acquisition of a majority stake in Cogent Online PTY Ltd ("Cogent") that occurred in the fourth quarter of fiscal 2011.

        Investments are accounted for using the equity method of accounting if the investment gives us the ability to exercise significant influence, but not control, over an investee. we classify our investments in equity-method investees on our condensed consolidated balance sheets as "Other long-term assets" and our share of the investees' earnings or losses as "Other income" on our condensed consolidated statements of operations.

Revolving Lines of Credit	9 Months Ended
Mar. 31, 2012
Revolving Lines of Credit
Revolving Lines of Credit

8. Revolving Lines of Credit

        On April 18, 2012, we entered into a Ninth Amendment ("Ninth Amendment") to the Amended and Restated Loan and Security Agreement ("Loan Agreement") with Comerica Bank (the "Bank"). The Ninth Amendment revises the terms of the Loan Agreement.

        The Ninth Amendment revises the financial covenant requiring us to maintain earnings before interest, taxes, depreciation and amortization ("EBITDA") not less than specified amounts, which are measured on a trailing three month basis, for the applicable periods as follows:

Measuring Period Ending	Minimum Trailing Three (3) Month EBITDA
4/30/2012	$200,000
5/31/2012 through 11/30/2012	$50,000
12/31/2012 and thereafter	$250,000

        The Amendment increased our revolving line of credit ("Revolving Line") from $2,500,000 to $3,500,000. The amount available under the Revolving Line is limited by a borrowing base, which is 80% of the amount of the aggregate of our accounts receivable, less certain exclusions. The Amendment adds to the borrowing base certain eligible foreign accounts receivable up to a limit of $350,000.

        The Amendment also extends the maturity of the Revolving Line and our second revolving line of credit of $2,500,000 ("Non-Formula Line," and together with the Revolving Line, the "Revolving Lines"). The Revolving Lines mature on April 30, 2013.

        Advances under the Revolving Lines will accrue interest at a variable rate calculated as the Bank's prime rate plus a margin of 2.5% for the Revolving Line and the Bank's prime rate plus a margin of 0.5% for the Non-Formula Line. Interest is payable monthly, and principal is payable upon maturity.

        As previously disclosed, repayment of the Revolving Lines are secured by a security interest in substantially all of our assets. In addition, Mr. William T. Comfort, III, our Chairman of the Board, guarantees our repayment of indebtedness under the Revolving Lines by a limited guaranty ("Guaranty"). In connection with the Amendment, Mr. Comfort entered into an Amendment to and Affirmation of Secured Guaranty Documents ("Affirmation of Guaranty") to consent to the entry by us into the Amendment, affirm that the Guaranty will remain effective and to amend the limits of his liability under the Guaranty. Mr. Comfort's liability under the Guaranty was amended to be limited to $2,500,000 with respect to advances made under the Non-Formula Line. Mr. Comfort also executed an Affirmation of Subordination Agreement to consent to the entry by us into the Amendment and to affirm that the Subordination Agreement between the Bank, Lyris and Mr. Comfort will remain effective.

        We were in compliance with all of our covenants for all applicable measurement periods in the third quarter of fiscal 2012. Our outstanding borrowings totaled $4.7 million with $0.1 million in available credit remaining as of March 31, 2012, an increase in outstanding borrowings of $0.1 million since December 31, 2011.

Accounts Payable and Accrued Expenses	9 Months Ended
Mar. 31, 2012
Accounts Payable and Accrued Expenses
Accounts Payable and Accrued Expenses

9. Accounts Payable and Accrued Expenses

        Accounts payable and accrued expenses are summarized as follows:

	As of June 30,
			As of March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Accounts payable	$948	$1,928	$1,776
Accrued compensation and benefits	1,405	1,433	1,196
Other current liabilities	1,240	1,267	1,183

Total	$3,593	$4,628	$4,155

        Accounts payable is comprised of our accounts payable and credit card charges incurred during the normal course of business.

        Accrued compensation and benefits are comprised of our employee salaries, commissions, bonuses, vacation, payroll taxes and related benefits.

        Other current liabilities are comprised of our accrued expenses related to the operation of the normal course of business and other onetime charges.

Income Taxes	9 Months Ended
Mar. 31, 2012
Income Taxes
Income Taxes

10. Income Taxes

        In accordance with FASB standards, we establish a valuation allowance if we believe that it is more likely than not that some or all of our deferred tax assets will not be realized. We do not recognize a tax benefit unless we determine that it is more likely than not that the benefit will be sustained upon external examination, an audit by taxing authority. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood in being realized upon ultimate settlement. The overall increase is attributable to the Australia subsidiary being taken into account on the provision calculations.

        The components of the provision (benefit) for income taxes were as follows:

	Fiscal Year Ended June 30,		Nine Months Ended March 31
	2010	2011	2011	2012
			(unaudited)
	(in Thousands)
Current:
Federal	$25	$—	$—	$—
State	480	17	7	6
Foreign	5	(46)	2	124

	510	(29)	9	130

Deferred:
State	(36)	(132)	(63)	(9)
Foreign				(60)

	(36)	(132)	(63)	(69)

Total income tax provision (benefit)	$474	$(161)	$(54)	$61

        The components of net deferred tax assets (liabilities) were as follows:

	As of June 30,		As of March 31,
	2010	2011	2012
			(unaudited)
	(in Thousands)
Accruals and reserves not currently deductible for tax purposes	$3,969	$4,342	$4,542
Net operating loss and tax credit carry forwards	61,201	62,439	63,167

Gross deferred tax assets	65,170	66,781	67,709
Valuation allowance	(64,420)	(65,899)	(66,766)

Net deferred tax assets	$750	$882	$943

        Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax basis and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered, in addition to estimated amounts related to net operating loss, capital loss and tax credits carry forwards. We have recorded a valuation allowance to reflect the estimated amount of deferred tax assets which relate to federal net operating loss carry forwards, in excess of amounts carried back to prior years, and tax credit carry forwards that may not be realized.

        As of June 30, 2011, we had approximately $161 million in U.S. federal net operating loss ("NOL") carry forwards that will start to expire in 2019. We had approximately $5.2 million in Canadian net operating loss carry forwards that will start to expire in 2028. Also, we had approximately $0.4 million in state NOLs, which expire at various times between 5 and 20 years. These NOL's offset future taxable income and taxable gains.

        The change in the valuation allowance was a decrease of approximately $0.5 million and an increase of $1.5 million for the fiscal year ended June 30, 2010 and June 30, 2011 respectively. The reason for this change was the generation and utilization of net operating carry forwards, offsetting the estimated tax income as calculated per tax purposes. If we experience a change in ownership within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, it may have limitations on our ability to realize the benefit of our net operating loss and tax credit carryovers.

        In addition to the net operating loss carryovers, we have alternative minimum tax credit carryovers of $4.4 million.

        The alternative minimum tax credit may be applied to regular federal income tax once the NOLs expired or we have regular federal taxable income. There is no expiration date on alternative minimum tax credit carryovers.

        Our effective tax rates for the nine months ended March 31, 2011 and 2012 were (1.2%) and (0.6%), respectively. Our effective tax rates for fiscal 2010 and fiscal 2011 were (20.9)% and 2.3%, respectively. The following table provides a reconciliation of the income tax provisions for these periods:

	Fiscal Year Ended June 30,				Nine Months Ended March 31,
	2010	%	2011	%	2011	%	2012	%
					(unaudited)
	(in thousands, except %)
Income tax expense at the statutory rate	$(793)	35.0%	$(2,497)	35.0%	$(1,534)	35.0%	$(3,794)	35.0%
State income taxes, net of federal benefit	289	(12.7)%	(75)	1.0%	(36)	0.8%	53	(0.5)%
Utilization of NOL carryover	(1,033)	45.6%	—	—%	—	—%	—	%
Amortization of intangible assets	1,273	(56.2)%	901	(12.6)%	533	(12.2)%	576	(5.3)%
Impairment of goodwill	—	—%	—	—%	—	—%	3,150	(29.1)%
Impact of foreign operations	607	(26.8)%	726	(10.2)%	528	(12.1)%	11	(0.1)%
Difference between AMT and statutory federal income tax	340	(15.0)%	1070	(15.0)%	657	(15.0)%	1,626	(15.0)%
Refunds	—	—%	—	—%	—	—%	41	(0.4)%
Other, net	(209)	9.2%	(287)	4.0%	(202)	4.7%	(1,611)	14.9%
Change in valuation reserve	—	—%	—	—%	—	—%	9	(0.1)%

Income tax provision (benefits)	$474	(20.9)%	$(161)	2.3%	$(54)	1.2%	$61	(0.6)%

        The amount of income taxes refunded during fiscal years 2010 and 2011 amounted to approximately $6 thousand and $22 thousand, respectively. The amount of income tax cash payments during fiscal years 2010 and 2011 were approximately $442 thousand and $128 thousand, respectively.

        In accordance with FASB Accounting Standards Codification 740-10, "Accounting for Uncertainty in Income Taxes," we establish a valuation allowance if it believes that it is more likely than not that some or all of our deferred tax assets will not be realized. We do not recognize a tax benefit unless it determines that it is more likely than not that the benefit will be sustained upon external examination, which is an audit by taxing authority. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized upon ultimate settlement. As of June 30, 2011, we had approximately $0.4 million in unrecognized tax benefits recorded in other long-term liabilities on our Consolidated Balance Sheet, which, if recognized would reduce tax expense and our effective tax rate.

        The aggregate changes in the balance of unrecognized tax benefits were as follows:

	Fiscal Years Ended June 30,
			March 31, 2012
	2010	2011
			(unaudited)
	(in Thousands)
Beginning balance	$211	$362	$369
Increases for tax positions related to prior year	95	—
Increases for tax positions related to current year	56	60	47
Decreases related to settlements	—	—
Reductions due to lapsed statute of limitations	—	(53)	(53)

Ending balance	$362	$369	$363

        We recognize interest accrued and penalties related to unrecognized tax benefits in our income tax provision. As of June 30, 2011, we had accrued no penalties and an insignificant amount of interest was recorded in income tax expense.

        Tax positions for Lyris and its subsidiaries are subject to income tax audits. Tax returns for all tax years since fiscal 2009 remain open to examination by the Internal Revenue Service and since 2004 for state income tax purposes. As of June 30, 2011, there are no current federal or state income tax audits in progress.

        We are subject to income tax in some jurisdictions outside the United States, none of which are individually material to our financial position, cash flows, or result of operations.

Comprehensive Loss	9 Months Ended
Mar. 31, 2012
Comprehensive Loss
Comprehensive Loss

11. Comprehensive Loss

        The following table shows the computation of comprehensive loss:

	Fiscal Years Ended June 30,
			Nine Months Ended March 31, 2011	Nine Months Ended March 31, 2012
	2010	2011
				(unaudited)
	(in thousands)
Consolidated Net loss	$(2,741)	$(6,975)	$(4,329)	$(10,910)
Foreign currency translation adjustments	7	29	40	(18)

Total comprehensive loss	$(2,734)	$(6,946)	$(4,289)	$(10,928)

        Other comprehensive loss includes gains and (losses) on the translation of foreign currency denominated financial statements. Adjustments resulting from these translations are accumulated and reported as a component of other comprehensive income in stockholders' equity section of the balance sheets.

Net Loss per Share	9 Months Ended
Mar. 31, 2012
Net Loss per Share
Net Loss per Share

12. Net Loss per Share

        Accounting standards established by the FASB requires the presentation of the basic net income (loss) per common share and diluted net income (loss) per common share. Basic net income (loss) per common share excludes any dilutive effects of options and convertible securities. Dilutive net (loss) per common share is the same as basic net (loss) per common share since the effect of potentially dilutive securities are antidilutive.

        The following table sets forth the computation and reconciliation of net loss per share:

	Fiscal Year Ended June 30,
			Nine Months Ended March 31, 2011	Nine Months Ended March 31, 2012
	2010	2011
				(unaudited)
	(in thousands)
Consolidated Net loss	$(2,741)	$(6,975)	$(4,329)	$(10,910)
Basic and dilutive:
Weighted average shares outstanding:	7,097	8,084	8,087	8,742
Basic and diluted:
Net loss per share	$(0.39)	$(0.86)	$(0.54)	$(1.25)

        Potentially anti-dilutive stock options were excluded in the dilutive loss per common share calculation for the years ended June 30, 2010 and 2011 and the nine months ended March 31, 2010 and 2011.

Stockholders' Equity	9 Months Ended
Mar. 31, 2012
Stockholders' Equity
Stockholders' Equity

13. Stockholders' Equity

        Shares of common stock outstanding were as follows:

	June 30,
			March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Beginning Balance	6,881	8,094	8,094
Shares issued for exercised options	—	—	—
Shares issued to related party for additional investment	1,212	—	1,317
Shares issued to related party for promissory note	—	—	—
Shares repurchased	—

Ending balance	8,094	8,094	9,411

        On August 18, 2010, Luis Rivera resigned from his positions as President and Chief Executive Officer of Lyris. We repurchased 11,333 shares of common stock from Mr. Rivera at a purchase price of $4.95 per share.

        On April 12, 2010, we entered into subscription agreements with each of (a) William T. Comfort, III, Chairman of our Board, and (b) Meudon Investments, a New York limited partnership whose general partner, James A. Urry, is another of our Board Members. Pursuant to the subscription agreements, Mr. Comfort purchased 808,081 shares of our common stock at a purchase price of $4.95 per share or $4.0 million in total and Meudon Investments purchased 404,040 shares of our common stock at a purchase price of $4.95 per share or $2.0 million in total. Upon closing the deal on April 26, 2010, we issued 1,212,121 shares of our common stock and received all of the total proceeds of $6.0 million. Transaction costs associated with the private placement were immaterial.

Treasury Stock

        Repurchased shares of our common stock are held as treasury shares and at cost until they are reissued. When we reissue treasury stock, if the proceeds from the sale are more than the average price we paid to acquire the shares, we record an increase in additional paid-in capital. Conversely, if the proceeds from the sale are less than the average price we paid to acquire the shares, we record a decrease in additional paid-in capital to the extent of increases previously recorded for similar transactions and a decrease in retained earnings for any remaining amount.

Stock Compensation Plans	9 Months Ended
Mar. 31, 2012
Stock Compensation Plans
Stock Compensation Plans

14. Stock Compensation Plans

Stock Options Plan

        On May 6, 2005, we established the J.L. Halsey Corporation 2005 Equity Based Compensation Plan, which it amended with the First Amendment, effective as of May 6, 2005 (together, the "Original Equity-Based Compensation Plan"). Subsequently, the Board adopted the Second Amendment to the Original Equity-Based Compensation Plan (the "Second Amendment") and, on May 13, 2009, our stockholders ratified the Second Amendment (the Second Amendment, together with the Original Equity-Based Compensation Plan, the "Equity-Based Compensation Plan"). The Equity-Based Compensation Plan authorizes the granting of stock options and stock-based awards to employees, directors and certain consultants. Stock options issued in connection with the Equity-Based Compensation Plan are granted with an exercise price per share equal to the fair market value of a share of our common stock at the date of grant. Stock options generally become exercisable over a four year vesting period and expire ten years from the date of the grant. The effect of the Second Amendment was to increase the number of shares of Common Stock that may be issued in connection with awards granted under the Equity-Based Compensation Plan from 880,000 shares to 1,146,667 shares, thereby increasing the number of shares available for future awards under the Equity Based Compensation Plan by 266,667 shares. At June 30, 2011, there were 847 thousand shares available for future issuance under the Equity-Based Compensation Plan.

        On November 18, 2011, we amended our 2005 Equity-Based Compensation Plan ("Plan") to increase the number of shares available under the Plan by an additional 653,333 shares and on January 18, 2012 filed a registration statement on Form S-8 to register the offer and sale of these shares. As of March 31, 2012, we had reserved shares of common stock, under our Plan for the awarding of future stock options and settlement of outstanding restricted stock units.

        The following table summarizes stock option activity from July 1, 2009 to March 31, 2012:

	Number of options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life in Years
	(in thousands)
Outstanding at July 1, 2009	706	$7.80	7.3
Granted	283	$6.90
Forfeited/expired	(215)	$7.05

Outstanding at June 30, 2010	774	$6.15	6.9
Granted	553	$5.10
Forfeited/expired	(480)	$6.60

Outstanding at June 30, 2011	847	$5.17	6.6
Granted	920	$2.05
Forfeited/expired	(576)	$5.01

Outstanding at March 31, 2012, unaudited	1,191	$2.83	9.4
Vested and expected to vest at March 31, 2012, unaudited	787	$3.03	9.3
Exercisable at March 31, 2012, unaudited	114	$5.35	7.7

        As of June 30, 2011, the calculated aggregate intrinsic value of options outstanding and options exercisable was immaterial for disclosure. The intrinsic value represents the pre-tax intrinsic value, based on our closing stock price on June 30, 2011 which would have been received by the option holders had all option holders exercised their options as of that date. As of June 30, 2011, we had 682,000 options vested or expected to vest with a weighted average exercise price of $5.07 and a weighted average remaining contractual term of 5.9 years. As of June 30, 2011, unamortized compensation cost related to stock options was $1.1 million. The cost is expected to be recognized over a weighted-average period of 3.4 years.

        As of March 31, 2012, the calculated aggregate intrinsic value of options outstanding and options exercisable was immaterial for disclosure. The intrinsic value represents the pre-tax intrinsic value, based on our closing stock price on March 31, 2012, which would have been received by the option holders had all option holders exercised their options as of that date. As of March 31, 2012, we had 787,424 options vested or expected to vest with a weighted average exercise price of $5.35 per share and a weighted average remaining contractual term of 7.7 years. As of March 31, 2012, unamortized compensation cost related to stock options was $1.5 million. The cost is expected to be recognized over a weighted-average period of 3.3 years.

        The following table summarizes stock options outstanding and exercisable options as of March 31, 2012:

Exercise Prices	Number of Options Outstanding	Weighted- Average Remaining Contractual Life (Years)	Number of Options Exercisable
	(in thousands)		(in thousands)
$1.58 - 4.95	1,148	9.5	94
$4.96 - 7.50	43	7.9	20

Total	1,191	9.4	114

Weighted average exercise price per share	$2.83

        We recognize total stock-based compensation expenses, including employee stock awards and purchases under stock purchase plans, in accordance with the standards established by FASB.

        The following table summarizes the allocation of stock-based compensation expense:

	Fiscal Year Ended June 30,
			Nine Months Ended March 31, 2011	Nine Months Ended March 31, 2012
	2010	2011
			(unaudited)
	(in thousands)
Cost of revenues	$231	$140	$89	$—
General and administrative	70	564	448	378
Research and development	15	—	—	81
Sales and marketing	129	149	106	11

Total	$445	$853	$643	$470

        We recognize stock-based compensation expenses on a straight-line basis over the requisite service period of the award which is generally four years.

        The weighted average fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model that uses the assumptions noted in the following table:

	June 30,		March 31,
	2010	2011	2011	2012
			(unaudited)
Weighted average fair value of options at grant date	$1.65	$2.21	$2.25	$1.29
Expected Volatility	78 - 79%	77 - 79%	77 - 93%	79%
Expected term of the option	4.5 years	4.5 years	4.5 years	4.6 years
Risk-free interest rates	1.97 - 2.35%	1.06 - 1.99%	1.06 - 2.10%	0.63 - 2.19
Expected dividends	—	—	—	—

        The expected term of the options is based on the period of time that options are expected to be outstanding and is derived by analyzing historical exercise behavior of employees in Lyris's peer group as well as the options' contractual terms. Expected volatilities are based on implied volatilities from traded options on Lyris's peer group's common stock, Lyris's historical volatility, and other factors. The risk-free rates are for the period matching the expected term of the option and are based on the U.S. Treasury yield curve rates as published by the Federal Reserve in effect at the time of grant. The dividend yield is zero based on the fact we have no intention of paying dividends in the near term.

Retirement Plans

        We have a defined contribution 401(k) Plan covering substantially all of our employees. Beginning September 2006, we began making matching contributions to the 401(k) Plan. During fiscal 2009, due to difficult business conditions and the economic downturn, we discontinued the 401(k) matching plan program. As such, in fiscal 2011 and fiscal 2010, there was no employee-related expense associated with our 401(k) contribution match program. Effective January 1, 2012, we reinstated the 401(k) matching plan program, at the rate of 50 percent of the first $4,000. During the nine months ended March 31, 2012, employee-related expense associated with the 401(k) matching plan program was $32 thousand.

Annual Incentive Bonus

        On August 1, 2008, the Annual Incentive Bonus plan (the "Bonus Plan") was approved by our Compensation Committee of the Board of Directors (the "Compensation Committee"). Under this Bonus Plan certain key employees, including the named executive officers are eligible to receive cash bonus payments following each fiscal quarter. The objectives of the Bonus Plan include aligning the eligible participants' performance with our business goals to reward and retain high performing key employees and to attract high quality employees to Lyris.

Commitments and Contingencies	9 Months Ended
Mar. 31, 2012
Commitments and Contingencies.
Commitments and Contingencies

15. Commitments and Contingencies

        Our commitments consist of obligations under operating leases for corporate office space and co-location facilities for data center capacity for research and test data centers. We have also entered into capital leases in connection with acquiring computer equipment for our data center operations which is included in property and equipment. We used a 5.25% interest rate to calculate the present value of the future principal payments and interest expense related to our capital leases. Additionally, in the ordinary course of business, we enter into contractual purchase obligations and other agreements that are legally binding and specify certain minimum payment terms.

        During the third quarter of fiscal 2011, we entered into a lease agreement for an average of $2,250 per month for the next 36 months plus a value added tax which is currently at 21%, for a new facility in Buenos Aires, Argentina.

        From the acquisition of Cogent in the fourth quarter of fiscal 2011, we assumed the lease agreement of our acquiree for an average of $9,600 per month for the next 18 months, for a facility in Ultimo, Australia. See Note 3 "Acquisition" of the Notes to Consolidated Financial Statements.

        As of March 31, 2012 we had the following commitments (unaudited):

Operating Leases

	Facilities	Co-location Hosting Facilities	Other	Total Operating	Capital Leases	Total
	(In thousands)
Remaining Fiscal Year 2012	278	285	14	577	169	746
Fiscal Year 2013	1,063	925	46	2,034	615	2,649
Fiscal Year 2014	1,008	19	34	1,061	507	1,568
Fiscal Year 2015	800	—	16	816	115	931
Thereafter	506	—	—	506	—	506

Total	$3,655	$1,229	$110	$4,994	$1,406	$6,400
Less amounts representing interest					(78)

Present value minimum lease payments					$1,328
Less short-term portion					(593)

Long-term portion					$735

        We occupy the majority of our facilities under non-cancellable operating leases with lease terms in excess of one year. Such facility leases generally provide for annual increases based upon the Consumer Price Index or fixed increments. Rent expense under operating leases totaled $1.4 million and $1.2 million during fiscal years 2010 and 2011, respectively, and $1.2 million during the nine months ended March 31, 2012.

Legal claims

        From time to time, Lyris is a party to litigation and subject to claims incident to the ordinary course of business, including customer disputes, breach of contract claims and other matters. Although the results of such litigation and claims cannot be predicted with certainty, we believe that the final outcome of such litigation and claims will not have a material adverse effect on our business, consolidated financial position, results of operations or cash flows. Due to the inherent uncertainties of such litigation and claims, our view of such matters may change in the future.

Segment Reporting	9 Months Ended
Mar. 31, 2012
Segment Reporting
Segment Reporting

16. Segment Reporting

        ASC 280 "Segment Reporting," or ASC 280, establishes standards for the way public business enterprises report information about operating segments in annual consolidated financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. ASC 280 also establishes standards for related disclosures about products and services, geographic areas and major customers. We concluded that there is only one reportable segment as it is a cloud-based online marketing solutions and service provider and uses an integrated approach in developing and selling our solutions and services. Our Chief Executive Officer has been identified as the Chief Operating Decision Maker as defined by ASC 280.

Subsequent Events	9 Months Ended
Mar. 31, 2012
Subsequent Events
Subsequent Events

17. Subsequent Events

        On March 12, 2012, pursuant to the authority granted to the Board by the stockholders at the Annual Meeting, the Board authorized the 15 to 1 reverse stock split and the decrease of the number of authorized shares of common stock from 200,000 shares to 40,000 shares. All share and per share data has been retroactively effected in the fiscal years ended June 30, 2010, 2011, and the nine months ended March 31, 2011, and 2012.

        On April 18, 2012, we entered into a Ninth Amendment ("Ninth Amendment") to the Amended and Restated Loan and Security Agreement ("Loan Agreement") with the Bank. The Ninth Amendment revises the terms of the Loan Agreement. See Note 8 "Revolving Lines of Credit" of the Notes to Consolidated Financial Statements.

        Lyris has reclassified its previously issued Consolidated Statements of Operations for the three months ended September 30, 2011, December 31, 2011, and March 31, 2012 in order to reclassify expenses between cost of revenues and research and development. See Note 1 "Overview and Basis of Presentation" of the Notes to Consolidated Financial Statements.